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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                        Arch Communications Group, Inc.
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            (Exact name of registrant as specified in its charter)

Delaware                                                 31-1358569
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(State of incorporation                                (IRS Employer
or organization)                                     Identification No.)

            1800 West Park Drive, Suite 250, Westborough, MA 01581
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(Address of principal executive offices)                (Zip Code)

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
If this form relates to the registration of a    If this form relates to the registration of a
class of securities pursuant to Section 12(b)    class of securities pursuant to Section 12(g)
of the Exchange Act and is effective             of the Exchange Act and is effective
pursuant to General Instruction A.(c),           pursuant to General Instruction A.(d),
please check the following box.   [  ]           please check the following box.   [ x ]
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Securities Act registration statement file number to which
this form relates: 333-62211
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                (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                Name of Each Exchange on Which
          to be so Registered                Each Class is to be Registered
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Securities to be registered pursuant to Section 12(g) of the Act:
                              Warrants to acquire
                    Common Stock, $.01 par value per share
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                               (Title of Class)
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Item 1:  Description of Registrant's Securities to be Registered.
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     The description under the heading "Description of Securities" relating to the Registrant's Warrants to acquire Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-4") (File No. 333-62211) is incorporated herein by reference.


Item 2:  Exhibits.
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     The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Restated Certificate of Incorporation of the Registrant, as amended, incorporated by reference from the Company's Registration Statement on Form S-3 (File No. 333-542).

     2. Bylaws of the Registrant, as amended, incorporated by reference from the Company's Registration Statement on Form S-3 (File No. 333-542).

                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                              Arch Communications Group, Inc.



                              By:   /s/ J. Roy Pottle
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                                    J. Roy Pottle
                                    Executive Vice President and
                                    Chief Financial Officer

December 11, 1998